Exhibit 99.1

REVA MEDICAL

DESIGN FOR LIFE

UBS Global Life Sciences Conference

September 20, 2011 – New York, NY

Important Notice

Not an Offer for Securities

This presentation has been prepared by REVA Medical, Inc. (REVA or the Company) solely for its use at presentations to be made by the Company. This presentation does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice nor take into account your investment objectives, taxation situation, financial situation or needs. An investor must not act on the basis of any matter contained in this presentation but must make its own assessment of the Company and conduct its own investigations and analysis.

Information is a synopsis only

This presentation only contains a synopsis of information on the Company and accordingly no reliance may be placed for any purpose whatsoever on the sufficiency or completeness of such information The information presented in this presentation is subject to change without notice and the Company does not have any responsibility or obligation to inform you of any matter arising or coming to their notice, after the date of this presentation, which may affect any matter referred to in this presentation.

Currency references

Financial amounts in this presentation are expressed in US Dollars.

Forward looking Statements

This announcement contains or may contain forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to regulatory submissions and approvals; our expectations with respect to our clinical trials, including enrolment in or completion of our clinical trials; our expectations with respect to the integrity or capabilities of our intellectual property position; our ability to commercialize our existing products; our ability to develop and commercialize new products; and our estimates regarding our capital requirements and financial performance, including profitability. Management believes that these forward-looking statements are reasonable as and when made. You should not place undue reliance on forward-looking statements because they speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. REVA may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, described in “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on March 30, 2011, as updated in our Quarterly Reports on Form 10-Q filed with the SEC for the periods ended March 31, 2011 and June 30, 2011. We may update our risk factors from time to time in our periodic reports or other current reports filed with the SEC.

Disclaimer

This presentation has been prepared by the Company based on information which is available to it. The information contained in this presentation is an overview and does not contain all information necessary to make an investment decision. Although reasonable care has been taken to ensure that the facts stated in this presentation are accurate and that the opinions expressed are fair and reasonable, no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information and opinions contained in this presentation and no reliance should be placed on such information or opinions. To the maximum extent permitted by law, none of the Company, or any of its members, directors, officers, employees or agents, advisers nor any other person accepts any liability whatsoever for any loss, however arising, from the use of the presentation or its contents or otherwise arising in connection with it, including, without limitation, any liability arising from fault or negligence on the part of the Company or any of its directors, officers, employees or agents.

Reva medical

I DESIGN FOR L IFE

REVA 2011 UBS Global Life Sciences Conference 9/20/11 1

REstoring VAscular Function

“We are devoted to developing and manufacturing novel polymer devices for the treatment of vascular disease that improve health and quality of life.”

REVA Mission Statement

^ REVA 2011 UBS Global Life Sciences Conference 9/20/11 2

Leading the Way in Coronary Stent Technology

• REVA’s drug-eluting bioresorbable stent potentially offers significant benefits for patients—answers a 25-year need

• Allows natural healing and may reduce long-term drug therapy

• $5 billion* worldwide market awaits next major advance

• Abbott and Biotonik are market “bow waves” – investing heavily, demonstrating clinical success, proving safety

• REVA intends to commence a pilot clinical study in Q4 2011 with CE Mark application targeted by the end of 2013

*	JP Morgan Interventional Cardiology Market Model, June 15, 2011

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Investment Highlights

Preclinical and early clinical data has helped attract $185 million

The $5 billion worldwide stent market needs a boost

REVA’s $85 million IPO in 2010 provides sufficient capital

Near-term milestones and path to market

CE Mark application targeted by the end of 2013 then sales in EU

Boston Scientific has option to distribute at 50% royalty to REVA

Medtronic owns ~7%*

• Highly experienced management team, Board and investors

• Substantial success and value creation in medical technologies

*	2010 Annual Report on Form 10-K

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Current Treatments for Coronary Artery Disease

Leading cause of death in many developed countries

Treatment evolution

Open heart surgery – CABG

Late 1970s – balloon angioplasty

Early 1990s – bare metal stents

Today – drug-eluting stents

• Drug-eluting stents have reduced retreatment rate to less than 10%

Diagram Courtesy of the National Heart, Lung and Blood Institute as part of the National Institutes of Health and the US Department of Health and Human Services

REVA 2011 UBS Global Life Sciences Conference 9/20/11 5

Coronary Stent Market

Large worldwide market (~ $5 billion)*

Stent procedures increasing in all markets*

Drug-eluting stent penetration rates increasing*

• Worldwide penetration 74% (up from low of 62%)

Drug-eluting stent products at parity; stent prices decreasing*

Historically dominated by four major players (ABT, BSX, MDT, JNJ)

Rapid adoption of new technology

Bioresorbable stent poised to reinvigorate market

JP Morgan Interventional Cardiology Market Model, June 15, 2011

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The Promise of a Bioresorbable Stent

Allows artery to heal, then goes away

Restores natural movement of the artery

May reduce or eliminate blood clots associated with permanent stents

May reduce the need for anti-clotting drugs

Ideal vehicle to treat vulnerable plaque in the future

Huge clinical and consumer appeal

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The REVA Solution Dissolves

^ Unique Stent Geometry ^ Unique Material

Reva medical

I DESIGN FOR L IFE

REVA 2011 UBS Global Life Sciences Conference 9/20/11 8

Stent’s Purpose is to Allow Artery to “Remodel”

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Our “Band Aid”

Uniform Design

Drug-eluting (Sirolimus)

Strong and Resilient

Ploymer

ReZolve™ Sirolimus-Eluting Bioresorbable Stent

Reva Medical

REVA 2011 UBS Global Life Sciences Conference 9/20/11

10

Goals of the REVA Program

To develop a stent that provides the benefits of metal without the permanency

• Strength

Maintain acute lumen gain

Maintain support throughout remodeling process

• Performance

• Expansion range to accommodate “real world” clinical use

• Visibility

• Visualize entire stent during and after deployment

REVA 2011 UBS Global Life Sciences Conference 9/20/11 11

REVA’s Proprietary Technology

• ‘Slide & Lock’ design

Ratchet design

Strong

Minimal recoil

Our Ratchet Concept

• Tyrosine-derived polycarbonate

Natural

Tunable

Visible

Safe

Sirolimus eluting

Protected by 250+ patents

Top: Backbone and “U” piece of ReZolveTM stent Bottom: X-ray in animal model of REVA and metal stent

REVA 2011 UBS Global Life Sciences Conference 9/20/11 12

ReZolve™ Key Product Features and Benefits

Restores Ml expansion & M

contraction I]

of artery at jM Ml site of stent / k

Key Product

Features

Efficacy – natural

heatures m healed artery

Minimally invasive & leaves no stent

Visible (x-ray & MRI)

Minimal recoil

Standard delivery & deployment Expansion range – variety of artery sizes Treats arteries 2.75mm & greater

+ Minimise risk of clotting & use of drugs

+ Reduces

restrictions

on future

A treatment Bk

REVA 2011 UBS Global Life Sciences Conference 9/20/11 13

ReZolve™ Elutes Sirolimus

80µg dose Sirolimus with abluminal delivery

Delivery kinetics match Cypher

Drug embedded in stent polymer on the surface

• Thin coating layer (< 5nm)

• Reproducible coating process

REVA 2011 UBS Global Life Sciences Conference 9/20/11 14

Release Kinetics of Sirolimus

- ReZolve - Cypher - Xience

Time (Days)

Elution profile comparable to commercially successful products

Reva medical

I DESIGN FOR L IFE

REVA 2011 UBS Global Life Sciences Conference 9/20/11 15

ReZolve™ Deployment

REVA 2011 UBS Global Life Sciences Conference 9/20/11 16

Enhanced Test Methods Demonstrate Robustness

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Strong Preclinical Verification

More than 1,000 stents tested

Resorbs and clears from body with no reaction

All components thoroughly tested (stent, catheter, drug)

ReZolveTM lumen area increases

Metal lumen area restricted

REVA 2011 UBS Global Life Sciences Conference 9/20/11 18

ReZolve™ Stent Struts Resorb Over Time

6	Months

36 Months

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RESORB Trial Patient Case 3-Year Follow-up

Baseline (pre-stent)

REVA 2011 UBS Global Life Sciences Conference 9/20/11 20

RESORB Trial Patient Case 3-Year Follow-up

Post Stent

6	months ~30% stenosis

12 months

34 months

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RESORB Trial Patient Case 34-Month Follow-up

REVA 2011 UBS Global Life Sciences Conference 9/20/11 22

Competitive Landscape

- **Four** large **multinational** device companies > **95% of stent sales**
  - Abbott
  - Boston Scientific
  - Medtronic
  - Johnson & Johnson (recently announced DES exit)

- No coronary bioresorbable stent available for sale…***yet***

- Bioresorbable coronary stents in or approaching clinical trials
  - Abbott's *ABSORB™* stent - CE mark January 2011, commercialization pending
  - Biotronik's '*Dreams*' stent - magnesium based, clinical trial initiated August 2010
  - REVA's *ReZolve™* stent - to enter pilot clinical trial in Q4 2011

REVA MEDICAL
DESIGN FOR LIFE

REVA 2011 UBS Global Life Sciences Conference 9/20/11 23

RESTORE Clinical Trial

ReZolve Sirolimus-Eluting Bioresorbable Coronary Stent

• Pilot Safety Study

50 Patient enrollment

Sites in Brazil & Europe

Principal Investigator:

• Dr. Alexandre Abizaid

• Primary Endpoint(s):

Freedom from ischemic-driven TLR at 6 months

QCA/IVUS parameters at 12 months

REVA 2011 UBS Global Life Sciences Conference 9/20/11 24

Status of the Pilot Clinical Trial

Pilot clinical trial to begin Q4 2011

All required regulatory approvals have been received to initiate the trial in both Brazil and Germany

Pursuing additional clinical sites in Europe

Pilot clinical trial will likely involve up to eleven clinical hospitals

REVA 2011 UBS Global Life Sciences Conference 9/20/11 25

Thank you

REVA 2011 UBS Global Life Sciences Conference 9/20/11 26